UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2017

U.S. Physical Therapy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-11151	76-0364866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 297-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 10, 2017, U.S. Physical Therapy, Inc. (NYSE: USPH), a national operator of outpatient physical therapy clinics, reported that the Company has renewed the Company’s bank credit facility extending the maturity date from November 2018 to November 2021 (“Credit Agreement”).

The Credit Agreement is unsecured and includes standard financial covenants which include a consolidated fixed charge coverage ratio and a consolidated leverage ratio, as defined in the Credit Agreement. Proceeds from the Credit Agreement may be used for working capital, acquisitions, and for other purposes.

As of November 10, 2017, the outstanding balance advanced under the loan facility was $51,000,000. The Credit Agreement is effective November 10, 2017 and matures on November 30, 2021.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibit
99.1	Press Release dated November 10, 2017. **
99.2
Second Amended and Restated Credit Agreement dated as of November 10, 2017 among U.S. Physical Therapy, Inc., as the borrower, and Bank of America, N.A., as Administrative Agent and Swingline Lender and L/C Issuer, and The Lenders Party hereto. (Schedules pursuant to the Credit Agreement have not been filed by the Registrant, who hereby undertakes to the file such schedules upon the request of the Commission.) **

**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Physical Therapy, Inc.

Dated: November 14, 2017	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer

INDEX TO EXHIBITS

Exhibits	Description of Exhibit
99.1	Press Release dated November 10, 2017. **
99.2
Second Amended and Restated Credit Agreement dated as of November 10, 2017 among U.S. Physical Therapy, Inc., as the borrower, and Bank of America, N.A., as Administrative Agent and Swingline Lender and L/C Issuer, and The Lenders Party hereto. (Schedules pursuant to the Credit Agreement have not been filed by the Registrant, who hereby undertakes to the file such schedules upon the request of the Commission.) **

**	Furnished herewith.